SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

      Filed by the registrant [   ]

      Filed by a party other than the registrant [   ]

      Check the appropriate box:

[ ] Preliminary proxy statement.	[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

      [X] Definitive proxy statement.

      [   ] Definitive additional materials.

      [   ] Soliciting material pursuant to Rule 14a-12.

Uroplasty, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

To be held August 23, 2001

2001 ANNUAL MEETING

UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN 55413-2820

TO THE SHAREHOLDERS OF UROPLASTY, INC.:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on August 23, 2001 at 5:00 PM (CDT) at The Uroplasty corporate office, 2718 Summer Street NE, Minneapolis, MN 55413.

The formal Notice of Meeting, Proxy Statement and Proxy are attached and the Company’s Annual Report to Shareholders is enclosed. Even if you do not plan to attend the meeting, please sign, date and return the enclosed proxy as soon as possible in the envelope provided.

Very truly yours,

/s/ DANIEL G. HOLMAN Daniel G. Holman Chairman of the Board, President, and CEO

Minneapolis, Minnesota
July 16, 2001

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO SAVE
THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION AND TO ASSURE
THAT A QUORUM WILL BE REPRESENTED AT THE MEETING.

UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN 55413-2820

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 23, 2001

To Our Shareholders:

Notice is hereby given that the Uroplasty, Inc. Annual Meeting of Shareholders will be held on Thursday, August 23, 2001 at 5:00 PM (CDT) at the Uroplasty office, 2718 Summer Street NE, Minneapolis MN, 55413 for the following purposes:

1. To fix the number of members of the Board of Directors for the ensuing year at four.

2. To elect Mr. Joel R Pitlor and Mr. Thomas E Jamison as Directors to serve a term of three years until 2004.

3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

The close of business on July 9, 2001 has been fixed as the record date for the determination of shareholders that are entitled to vote at the meeting or any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ SUSAN HARTJES HOLMAN Susan Hartjes Holman Corporate Secretary

Minneapolis, Minnesota
July 16, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.
IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE
YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING,
DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE.

2718 Summer Street NE
Minneapolis, MN 55413-2820

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
AUGUST 23, 2001

INTRODUCTION

The Annual Meeting of Shareholders (hereinafter referred to as the “Annual Meeting”) of Uroplasty, Inc. (hereinafter referred to as the “Company” or “Uroplasty”) will be held on August 23, 2001 at 5:00 PM (CDT) at the Uroplasty office, 2718 Summer Street NE, Minneapolis, MN 55413., or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company’s common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies in person, in writing or by any form of telecommunication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of common stock.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

The Company expects this proxy material will first be mailed to shareholders on or about July 16, 2001.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

VOTING OF SHARES

Only holders of common stock of record at the close of business on July 9, 2001 will be entitled to vote at the Annual Meeting. On July 9, 2001 the Company had 6,049,071 shares of common stock outstanding, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of common stock entitled to vote at the meeting (3,024,536 shares) is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter (that is, a card returned by a broker on behalf of its beneficial owner/customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for director and any other proposals which may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter.

PROPOSAL 1

FIX NUMBER OF DIRECTORS AT FOUR

The Bylaws of the Company provide that the Board of Directors shall consist of one or more members, as determined by the shareholders at a regular meeting. The Board of Directors recommends the shareholders fix the number of directors to comprise the Board of Directors for the ensuing year at four.

PROPOSAL 2

ELECTION OF DIRECTOR

Nomination

As permitted by Minnesota law, the Company’s Articles of Incorporation require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires.

The Board of Directors (hereinafter referred to as the “Board”) has nominated the individuals named below to serve as directors of the Company for the term of three years, until the annual meeting of the shareholders in the year in which his term expires or until his successor has been elected and qualified. The nominees are members of the current Board.

The Board recommends a vote FOR the election of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If the Board should learn that the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence prior to the Annual Meeting, the proxies which otherwise would have been voted for the nominee will be voted for such substitute nominee as selected by the Board. The Board has no reason to believe the nominees will be unable to serve.

Information About the Nominee

The following information has been furnished to the Company as of July 9, 2001 by the persons nominated by the Board to serve as directors for the term stated.

Name of Nominee	Age	Principal Occupation

Joel R Pitlor(1) Thomas E Jamison(1)	62 41	Management Consultant Attorney at Law

(1)	Member of the Nominating Committee

The business experience of the nominees is as follows:

Joel R Pitlor has served as a director of Uroplasty, Inc. since February 1994. He served as a director of Bioplasty from January 1989 until May 1996. For over sixteen years, he has been the owner and manager of a management consulting firm. Mr. Pitlor is presently a director of Precision Optics Corporation, which is publicly held. Mr. Pitlor holds a Bachelor of Science degree from MIT and serves as personal advisor to several CEOs.

Thomas E Jamison was elected a Director of Uroplasty in August 2000. Since 1999, Mr. Jamison has had his own law practice in Minneapolis focusing on commercial litigation and corporate law. From 1996 to 1999, Mr. Jamison served as an investment banker in the Corporate Finance Department of R.J. Steichen & Co. From 1991 to 1996, Mr. Jamison practiced law at Fruth & Anthony, P.A. in Minneapolis. Mr. Jamison graduated magna cum laude from the William Mitchell College of law in 1991.

Information About the Board and its Committees

The business and affairs of the Company are managed by the Board, which met four times during the fiscal year ended March 31, 2001.

The members of the Compensation Committee during fiscal 2001 were Messrs. Pitlor, Maxwell, and Jamison. The function of the Compensation Committee is to set the compensation for officers and set the terms of and grants of awards under the Company’s stock option plans and to act on other matters relating to compensation as it deems appropriate. The Compensation Committee met two times during fiscal 2001.

The members of the Nominating Committee during fiscal 2001 were Messrs. Holman, Pitlor, Maxwell, and Jamison. The function of the Nominating Committee is to consider and recommend to the Board nominees for election as director. The Nominating Committee met one time during fiscal 2001.

The members of the Audit Committee during fiscal 2001 were Messrs. Maxwell and Jamison. The function of the Audit Committee is to meet with the Company’s independent auditors, review the scope and results of their audits, review the Company’s responses to audit reports, and consider the adequacy of internal controls and the Company’s response to new regulatory issues and accounting rules. The Audit Committee met three times during fiscal 2001.

All of the Directors attended 100% of the aggregate meetings of the Board and all committees on which they served during fiscal 2001.

Director Compensation

Mr. Pitlor receives $2,000 per month as consulting fees from the Company under month-to-month agreements. Additionally, non-employee board members receive $500 per board meeting attended. In addition, directors participate in the Company’s stock option plan.

Messrs. Pitlor and Maxwell each hold options to purchase 95,000 shares of common stock as of March 31, 2001. Mr. Jamison holds options to purchase 60,000 shares of common stock as of March 31, 2001. The exercise price of the options range from $0.50 to $2.50 per share.

PRINCIPAL SHAREHOLDERS AND BENEFICIAL
OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of July 9, 2001, and including only those stock options which are exercisable at July 9, 2001 or become exercisable within 60 days thereafter, by (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (ii) each director, (iii) each executive officer of the Company named in the Management Compensation table, and (iv) all directors and executive officers as a group:

Name and Address of	Number of Shares			Percent of
Beneficial Owner	Beneficially Owned			Class

Mindich Family Limited Liability Co.
ATTN: Bruce P. Mindich c/o Paddington Management
Corporation
200 Route 17 North
Paramus, NJ 07652	650,000			10.8%

Bruce P. Mindich c/o Paddington Management Corporation
200 Route 17 North
Paramus, NJ 07652	450,000			7.4%

Daniel G. Holman
2718 Summer Street NE
Minneapolis, MN 55413-2820	359,981	(1)		5.9%

Susan Hartjes Holman
2718 Summer Street NE
Minneapolis, MN 55413-2820	122,536	(2)		2.0%

Joel R. Pitlor
19 Chalk Street
Cambridge, MA 02139	211,000	(3)		3.5%

R. Patrick Maxwell
2444 Byrnes Road
Minnetonka, MN 55305	105,307	(3)		1.7%

Thomas Jamison
400 International Centre
900 Second Avenue South
Minneapolis, MN 55402	43,000	(4)		0.7%

Directors and Executive
Officers as a Group (8 persons)	957,491	(5	)(6)	14.7%

(1)	Includes 105,000 shares held under options to purchase Common Stock, which are exercisable at July 9, 2001 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) has not been reflected in these figures.

(2)	Includes 65,333 shares held under options to purchase Common Stock, which are exercisable at July 9, 2001 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) has not been reflected in these figures.

(3)	Includes 75,000 shares held under options to purchase Common Stock, which are exercisable at July 9, 2001 or within 60 days thereafter.

(4)	Includes 43,000 shares held under options and warrants to purchase Common Stock, which are exercisable at July 9, 2001 or within 60 days thereafter.

(5)	Includes 452,000 shares held under options and warrants to purchase Common Stock, which are exercisable at July 9, 2001 or within 60 days thereafter.

(6)	To the Company’s knowledge, the persons named have both voting and investment power over the shares listed.

MANAGEMENT COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, in summary form, (1) the compensation paid for the years shown in the table to Daniel G. Holman, the Company’s Chairman, President, and CEO and to Susan Hartjes Holman, the Company’s Vice President of Operations & Regulatory Affairs; (2) the stock options and stock appreciation rights granted to such individuals for the years shown; and (3) long-term payouts and other compensation for the years shown:

	Summary Compensation Table
						Long Term
						Compensation
	Fiscal Year Annual Compensation					(1)Awards

Name and			Other Annual			Underlying
Principal			Compensation			Options /
Position	Year	Salary ($)	Bonus ($)	($)		SARs (#)

Daniel G. Holman,	2001	194,685	—	—		—

President, CEO	2000	179,945	17,255	23,294	(2)	90,000

	1999	171,089	—	34,140	(2)	—

Susan Hartjes Holman	2001	130,727	—	—		—

Vice President	2000	123,745	11,275	—		75,000

	1999	112,158	—	—		—

Total Compensation for All Executive Officers For Fiscal Year 2001: (Six Persons) 670,416

(1)	There were no payouts under a “long-term incentive plan” (called “LTIP”) for the years shown, nor was any other form of compensation paid or awarded.
(2)	Reimbursement of expatriate living expenses in The Netherlands.

Mr. Pitlor receives a $2,000 per month consulting fee from the Company under a month-to-month agreement. All non-employee Board members receive $500 per board meeting attended. In addition, directors participate in the Company’s stock option plan.

Option/SAR Grants Table

Percent of Total
	Number of	Options / SARs
	Securities	Granted to
	Underlying Options	Employees in Fiscal	Exercise or Base	Securities
Name	/ SARs Granted (1)	Year	Price ($/Share)	Expiration Date

Daniel G. Holman President, CEO	—	—	—	—

Susan Hartjes Holman Vice President	—	—	—	—

(1)	Options for 60,000 and 495,000 shares were granted to officers and directors during the fiscal year ended March 31, 2001 and 2000, respectively. All options granted in fiscal year 2001 are subject to three year annual vesting whereby one-third of the options granted were exercisable at date of grant and one-third become exercisable on each of the next two anniversary dates of the date of grant, as long as the optionee is an employee or director as of the vesting date.

The Company adopted an Incentive Stock Option Plan in May 1995 (the “1995 Plan”) which has been amended to provide for the granting of options to purchase one million shares of Common Stock. At March 31, 2001, there were 598,000 options outstanding under the 1995 Plan, and at March 31, 2001, options to purchase 183,300 shares remain grantable under the 1995 Plan.

In April 1997 the Company’s Board of Directors adopted, and in 1997 the Company’s shareholders approved, the 1997 Stock Option Plan (the “1997 Plan”) pursuant to which 500,000 shares of Common Stock were reserved. On July 29, 1999, and again on December 7, 1999, the Board of Directors approved amendments to the 1997 Plan, resulting in 800,000 shares reserved for under the 1997 Plan. At March 31, 2001, there were 436,200 options outstanding under the 1997 Plan, and at March 31, 2001, options to purchase 362,800 shares remain grantable under the 1997 Plan.

Both plans require options be granted at exercise prices equal to or greater than the fair market value of the stock at the time of grant.

In addition to the options outstanding pursuant to the 1995 Plan and the 1997 Plan, options to purchase 15,000 shares and warrants to purchase 150,000 shares of Common Stock of the Company remain outstanding at March 31, 2001.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

			Number of Securities		Value of Unexercised In-the-
	Shares		Underlying Unexercised		Money Options/SARs at FY
	Acquired	Value	Option/SARs at FY End (#)		End ($)
	on	Realized
Name	Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel G. Holman

President, CEO	20,000	$30,000	105,000	60,000	$57,500	—

Susan Hartjes Holman

Vice President	10,000	$15,000	65,333	49,667	$25,000	—

CERTAIN TRANSACTIONS

The Company has a Royalty Agreement with three individuals (collectively the “Licensors”), namely Arthur A. Beisang, Robert A. Ersek, M.D., and Arthur A. Beisang III, M.D. Mr. Beisang and Dr. Ersek are former officers and directors of the Company. Under the terms of such Royalty Agreement, the Company is obligated until 2010 to pay the Licensors 3% to 5% of net sales of Macroplastique®. The aggregate amount of royalty expense recognized by the Company pursuant to such Royalty Agreement during each of the past three fiscal years was as follows:

Fiscal Year ended 3/31/01	Uroplasty, Inc.	$179,403

Fiscal Year ended 3/31/00	Uroplasty, Inc.	$196,991

Fiscal Year ended 3/31/99	Uroplasty, Inc.	$195,355

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during the period ended March 31, 2001 and on any written representation by any of such persons, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Proposals of shareholders intended to be presented in the Company’s proxy materials relating to its 2002 Annual Meeting must be received by the Company at its principal executive offices not less than 120 calendar days prior to July 16, 2002.

MISCELLANEOUS

Other Matters

The management of the Company does not intend to present other items of business and knows of no items of business which are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

Annual Report to Shareholders

The Company’s Annual Report to Shareholders for its fiscal year ended March 31, 2001 (including audited financial statements) accompanies this Proxy Statement.

Forward Looking Statements

The Company may from time to time, in an attempt to provide assistance in understanding its anticipated future financial performance, make written or oral “forward-looking statements” such as may be contained in its Annual Report to Shareholders, and elsewhere. “Forward-looking statements” are, however, by their very nature, subject to known and unknown risks and uncertainties relating to the Company’s future performance that may cause the actual results, performance or achievements of the Company, or the industry, to differ materially from those expressed or implied in any such “forward-looking statements”.

Investors are cautioned that any “forward-looking statements” made by the Company here or elsewhere are qualified by and subject to the warnings and cautionary statements contained above and in the “Factors Affecting the Business” and “Forward Looking Statements” sections of its Annual Report on Form 10-KSB to the SEC for the year ended March 31, 2001.

Independent Auditors

The Board of Directors has appointed KPMG LLP as independent auditors for the Company for the fiscal year ending March 31, 2001. KPMG LLP has served as the Company’s independent auditors since fiscal year 1995 and has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Audit fees
Audit fees billed to the Company by KPMG LLP for review of the Company’s financial statements for the fiscal year ended March 31, 2001 and the financial statements included in the Company’s quarterly reports on Form 10-QSB for the last fiscal year totaled $60,881.

Financial Information Systems Design and Implementation Fees
The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2001.

All Other Fees
Fees billed to the Company by KPMG LLP for all other nonaudit services rendered to the Company during fiscal year 2001, including tax services, totaled $21,689.

Form 10K-SB

The Company will furnish without charge a copy of its Annual Report on Form 10-KSB (including financial statements but not exhibits) for its fiscal year ended March 31, 2001 to each person who was a shareholder of the Company as of July 9, 2001, upon receipt from any such person of a written request for such an Annual Report. Such request should be sent to the Company at: 2718 Summer Street NE, Minneapolis, Minnesota 55413-2820; ATTN: Shareholder Information.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ SUSAN HARTJES HOLMAN Susan Hartjes Holman Corporate Secretary

Minneapolis, Minnesota
July 16, 2001

      The undersigned hereby appoints Daniel G. Holman as Proxy with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Uroplasty, Inc. held of record by the undersigned as of July 9, 2001 at the Annual Meeting of Shareholders to be held on August 23, 2001 or any adjournment thereof, and hereby revokes all Proxies previously granted with respect to such meeting.

      1.   Fix Number of Directors at Four: To set the number of directors for the ensuing year at four.

___ FOR	___ AGAINST	___ ABSTAIN

      2.   Election of Directors: To elect Joel R. Pitlor and Thomas E. Jamison as Directors to serve a term of three years until 2004.

___ FOR nominee	___ WITHHOLD AUTHORITY to vote for nominee

      3.   Discretionary Authority: The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder, if properly executed but no direction is given, this proxy will be voted for proposal 1, IN FAVOR OF THE ELECTION OF THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS.

Please sign exactly as name appears below.   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corpo rate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________, 2001

Signature

Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. ANNUAL MEETING OF SHAREHOLDERS — AUGUST 23, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS